[logo]

                          LIBERTY STRATEGIC INCOME FUND

                                SEMIANNUAL REPORT
                                  JUNE 30, 2001


[Graphic Omitted]

-------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

Falling interest rates, a steepening of the US Treasury yield curve, and some unusual technical factors set the stage for fixed income markets during the first six months of 2001. In response to overwhelming evidence of a slowing economy, the Federal Reserve Board (the Fed) reversed its monetary policy from a tightening bias to one of easing. In an effort to prevent a recession, the Fed aggressively lowered interest rates, announcing six cuts between January and June 2001, for a total of 2.75%. This is the most aggressive Fed action since the early 1990s.

The fund employs a diversified investment strategy, spreading its assets among bonds from three distinct markets: US government bonds, high yield corporate bonds and foreign bonds. These various sectors of the bond market reacted to the unusual economic conditions in different ways, but volatility created a challenge for all three. Treasury bond prices experienced a pullback early in the second quarter. High yield bonds started strong, but faltered in March. Foreign bond markets had mixed results, with emerging markets holding an advantage over developed markets. Against this backdrop, Liberty Strategic Income Fund produced a nearly flat return for the six-month period ended June 30, 2001.

The following report will provide you with more specific information about market conditions, the fund's performance and the portfolio managers' strategies. As always, we thank you for choosing Liberty Strategic Income Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President

-------------------------------------------------------------------------------
  PERFORMANCE HIGHLIGHTS
  NET ASSET VALUE PER SHARE as of 6/30/01 ($)
        Class A                                                     5.73
        Class B                                                     5.73
        Class C                                                     5.73
        Class J                                                     5.73
        Class Z                                                     5.72

        DISTRIBUTIONS DECLARED PER SHARE 1/1/01 - 6/30/01 ($)
        Class A                                                    0.282
        Class B                                                    0.259
        Class C                                                    0.264
        Class J                                                    0.271
        Class Z                                                    0.289
-------------------------------------------------------------------------------


                                                   ----------------------------
                                                   NOT FDIC    MAY LOSE VALUE
                                                    INSURED   NO BANK GUARANTEE
                                                   ----------------------------

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT
6/30/91 - 6/30/01

 PERFORMANCE OF A $10,000 INVESTMENT IN
 ALL SHARES FROM 6/30/91 - 6/30/01 ($)

                                                   without              with
                                                    sales               sales
                                                   charge              charge
------------------------------------------------------------------------------
Class A                                             20,869              19,878
------------------------------------------------------------------------------
Class B                                             19,506              19,506
------------------------------------------------------------------------------
Class C                                             20,376              20,376
------------------------------------------------------------------------------
Class J                                             20,672              20,052
------------------------------------------------------------------------------
Class Z                                             20,958                 N/A

               Class A shares         Class A shares        Lehman Government/
             without sales charge    with sales charge      Credit Bond Index

June 30, 1991  $10,000                  $  9,525                 $ 10,000
                10,644                    10,138                   10,575
                11,275                    10,739                   11,139
                11,535                    10,987                   10,972
                12,050                    11,477                   11,417
                12,486                    11,893                   11,975
                12,375                    11,787                   11,984
                13,029                    12,410                   12,542
                13,463                    12,824                   12,918
                13,758                    13,105                   13,346
                14,225                    13,549                   13,307
                13,852                    13,194                   12,890
                13,670                    13,021                   12,730
                13,705                    13,054                   12,794
                13,699                    13,048                   12,841
                14,454                    13,767                   13,481
                15,240                    14,516                   14,356
                15,755                    15,007                   14,630
                16,463                    15,681                   15,312
                16,539                    15,753                   14,954
                16,783                    15,986                   15,024
                17,463                    16,634                   15,288
                18,149                    17,287                   15,756
                17,932                    17,080                   15,621
                18,706                    17,818                   16,189
                19,498                    18,571                   16,756
                19,714                    18,778                   17,294
                20,266                    19,303                   17,557
                20,442                    19,471                   18,017
                20,172                    19,214                   18,909
                20,733                    19,748                   18,933
                20,893                    19,900                   18,706
                20,722                    19,737                   18,500
                20,672                    19,690                   18,600
                20,998                    20,001                   18,524
                20,980                    19,983                   19,022
                20,965                    19,969                   19,298
                21,042                    20,043                   19,852
                20,859                    19,869                   20,719
                21,249                    20,240                   21,382
June 30, 2001   20,869                    19,878                   21,446

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance cannot predict future investment results. Share prices and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 30, 1991 and reinvestment of all income and capital gains. The Lehman Brothers Government/Credit Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01 (%)

Share class                     A                         B                        C                       J                 Z
Inception                    4/21/77                   5/15/92                   7/1/97                 11/2/98           1/29/99
-----------------------------------------------------------------------------------------------------------------------------------
                         without          with     without          with    without         with    without         with    without
                           sales         sales       sales         sales      sales        sales      sales        sales      sales
                          charge        charge      charge        charge     charge       charge     charge       charge     charge
-----------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)        0.11         -4.64       -0.26         -5.04      -0.19        -1.14      -0.07        -3.06       0.23
-----------------------------------------------------------------------------------------------------------------------------------
1-year                     -0.39         -5.12       -1.13         -5.67      -0.99        -1.89      -0.75        -3.73      -0.31
-----------------------------------------------------------------------------------------------------------------------------------
5-year                      4.46          3.45        3.68          3.40       3.96         3.96       4.26         3.63       4.55
-----------------------------------------------------------------------------------------------------------------------------------
10-year                     7.63          7.11        6.91          6.91       7.38         7.38       7.53         7.21       7.68

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C contingent deferred sales charge of 1% for the first year only and class J sales charge of 3%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance reflects any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would have been lower.

Class B, class C, class J and class Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.
Had the expense differential been reflected, the returns for periods prior to the inception of class B, class C and class J shares would have been lower, and class Z shares would have been higher.

    SEC YIELDS ON 6/30/01 (%)(1)

    CLASS A                                                           8.13
    CLASS B                                                           7.76
    CLASS C                                                           7.92
    CLASS J                                                           7.92
    CLASS Z                                                           8.80

    (1) THE 30-DAY SEC YIELDS REFLECT THE PORTFOLIO'S EARNING POWER NET OF EXPENSES, EXPRESSED AS AN ANNUALIZED PERCENTAGE OF THE PUBLIC OFFERING PRICE PER SHARE. IF THE ADVISOR OR ITS AFFILIATES HAD NOT WAIVED CERTAIN FUND EXPENSES, THE SEC YIELD FOR CLASS C SHARES WOULD HAVE BEEN 7.76%.

    TOP COUNTRIES AS OF 6/30/01 (%)

    USA                                                               74.3
    RUSSIA                                                             3.7
    MEXICO                                                             2.6
    NORWAY                                                             2.6
    UNITED KINGDOM                                                     2.5

    HOLDINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THESE HOLDINGS IN THE FUTURE.

    LIBERTY STRATEGIC INCOME FUND(1)
    VS. BOND MARKET SECTORS
    1/1/01 - 6/30/01

    LIBERTY STRATEGIC INCOME FUND                                    0.11%
    FOREIGN GOVERNMENT BONDS                                        (6.78)%
    U.S. GOVERNMENT BONDS                                           (0.53)%
    HIGH-YEILD CORPORATE BONDS                                       4.28%

    (1) Performance of class A shares without a sales charge.
        Past performance is no guarantee of future results.

    FOREIGN GOVERNMENT BONDS ARE REPRESENTED BY THE SALOMON BROTHERS NON-US WORLD GOVERNMENT BOND INDEX; US GOVERNMENT BONDS ARE REPRESENTED BY THE SALOMON BROTHERS 10-YEAR TREASURY GOVERNMENT BOND INDEX; AND HIGH YIELD CORPORATE BONDS ARE REPRESENTED BY THE CS FIRST BOSTON HIGH YIELD INDEX. UNLIKE MUTUAL FUNDS, INDEXES ARE NOT INVESTMENTS AND DO NOT INCUR FEES OR EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

For the six months ended June 30, 2001, the Liberty Strategic Income Fund returned 0.11% for class A shares without a sales charge. The fund underperformed its peers, as indicated by the six-month return of 1.14% for the Lipper Multi-Sector Income Funds Category Average.

We attribute this underperformance at least in part to the portfolio's weighting in the high yield sector, which underperformed during the period. At the end of the period, approximately 40% of the portfolio was invested in high yield corporate bonds and preferred stock. While this is still the largest segment of the portfolio, it represents one of our lowest high yield weightings in several years.

Despite the uncertainty and volatile conditions throughout the bond market, we stuck to our time-tested strategy which has historically provided solid returns. We remain committed to maintaining a well-diversified portfolio which is invested across three sectors of the bond market: US government bonds, high yield corporate bonds and foreign bonds. History has shown that these markets generally react differently to market conditions, which allows the fund to seek income from all three sectors with less volatility than is typically associated with single-market investing. Unfortunately, all three markets occasionally hit a rough spot at the same time, as was the case during this period.

IMPACT OF US INTEREST RATE CUTS LESS DRAMATIC THAN EXPECTED
The Fed aggressively cut key short-term interest rates during the first half of 2001. While these cuts were intended to stimulate economic activity, the immediate impact on growth was actually not all that dramatic. Early in the period, the bond market (and especially the high yield market) reacted positively and bond prices increased. As the period progressed, however, investor worries about whether the Fed would reduce rates enough, whether the economy would turn around and whether inflation would surface created a difficult environment for bonds. We expect these rate cuts will have a positive long-term impact on the economy, but the immediate impact was limited.

FUND ANNOUNCES A DIVIDEND CUT IN APRIL
Over the past year, we have seen declining yields in the US and foreign government sector, combined with increased defaults in the high yield sector. These circumstances reduced the fund's ability to earn income. Consequently, we found it necessary to lower the fund's dividend by $0.002 per share as of April 2001. This was the first time the dividend had been reduced since 1995.

STRENGTH FOUND IN ENERGY, MORTGAGES; TELECOM HINDERS PERFORMANCE
The portfolio received a boost from its holdings in the energy sector. Buoyed by rising energy prices, energy bonds were among the top performers for the period. Several foreign holdings from Russia and Mexico also benefited from rising oil and energy prices. Fannie Mae mortgage holdings, many of which were added to the portfolio late in the period, also provided strong performance.

The news was not as good in the telecommunications sector. Previously a driver of positive performance, high yield telecom issues did poorly during the period, as funding sources across the industry seemed to dry up simultaneously.

MARKET WEIGHTINGS SHIFTED SLIGHTLY
Because all three of our investment markets experienced uncertainty and difficulties during the period, we made relatively few shifts in market weighting. We slightly decreased our weighting in high yield bonds and preferred stock and maintained about the same weighting in US government and agency bonds. Based on strength in emerging markets early in the period, our holdings in foreign government bonds increased.

MARKET CONDITIONS EXPECTED TO IMPROVE
We have just come through a period of rapid change in the bond market. Over the long term, we expect the Fed easing will benefit corporate cash flows, which should in turn benefit the high yield market in particular. We also expect that high yield defaults will begin to decrease as bank liquidity and credit conditions improve. Historically, the high yield market has reacted well under these circumstances. While we remain committed to our three-market investment strategy, we intend to maintain an overweighted position in the high yield sector in order to take advantage of this anticipated rebound.


-------------------------------------------------------------------------------
  QUALITY BREAKDOWN AS OF 6/30/01 (%)
  AAA                                                                   43.4
  AA                                                                     1.4
  A                                                                      2.2
  BBB                                                                    2.7
  BB                                                                     8.0
  B                                                                     36.1
  CCC                                                                    4.7
  CC                                                                     0.4
  D                                                                      0.1
  NON-RATED                                                              1.0

  MATURITY BREAKDOWN AS OF 6/30/01 (%)
  1-5 YEARS                                                             21.8
  5-10 YEARS                                                            42.7
  10-15 YEARS                                                           17.6
  15-20 YEARS                                                            6.0
  20-30 YEARS                                                            3.3
  30+ YEARS                                                              5.9
  REPURCHASE AGREEMENT                                                   2.7


    QUALITY AND MATURITY BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL NET ASSETS. RATINGS SHOWN IN THE QUALITY BREAKDOWN REPRESENT THE HIGHEST RATING ASSIGNED TO A PARTICULAR BOND BY ONE OF THE FOLLOWING NATIONALLY RECOGNIZED RATING AGENCIES: STANDARD & POOR'S CORPORATION, MOODY'S INVESTORS SERVICE, INC., OR FITCH INVESTORS SERVICE, INC.

    MATURITY BREAKDOWN IS BASED ON EACH SECURITY'S EFFECTIVE MATURITY, WHICH REFLECTS PRE-REFUNDINGS, MANDATORY PUTS AND OTHER CONDITIONS THAT AFFECT A BOND'S MATURITY.

    BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE
    FUND WILL CONTINUE TO MAINTAIN THESE QUALITY AND MATURITY BREAKDOWNS
    IN THE FUTURE.
-------------------------------------------------------------------------------

PORTFOLIO STRUCTURE AS OF
6/30/01 (%)

CORPORATE BONDS                                                         38.1
FOREIGN GOVERNMENT BONDS                                                28.7
US GOVERNMENT NOTES/BONDS                                               22.9
US AGENCIES                                                              7.5
CASH EQUIVALENTS                                                         2.7
PREFERRED STOCKS                                                         2.7
COMMON STOCKS                                                            0.3
WARRANTS                                                                 0.1
OTHER                                                                   -3.0

Portfolio structure is calculated as a percentage of net assets. The "Other" category represents the total of other assets and liabilities. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these breakdowns and structure in the future.


It is important to note that historically, economic improvement has lagged 12-18 months behind interest rate cuts. By that timetable, economic activity is unlikely to increase noticeably until much later this year or early in 2002. At that time, the Bush administration's $1.6 billion tax cut will also be in effect, and this may help the economy and the markets.

/s/ Carl C. Ericson                            /s/ Laura A. Ostrander

CARL C. ERICSON and LAURA A. OSTRANDER are portfolio co-managers of the Liberty Strategic Income Fund. Mr. Ericson joined Colonial Management Associates, Inc. (CMA) in 1984. He is currently a senior vice president of CMA and director of the Taxable Fixed Income Department, supervising approximately $7 billion of assets invested in government, mortgage, corporate, high yield and international bonds. Ms. Ostrander is a senior vice president of CMA with over 15 years' experience in the money management business. Prior to joining CMA in 1996, she was a Global Fixed Income Portfolio Manager with American Express Financial Advisers in Minneapolis.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Investing in high yield securities involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that prices may change as interest rates increase or decrease. Foreign investments involve market risk, political, accounting and currency risks not associated with other investments.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


BONDS & NOTES - 97.2%
                                                     PAR               VALUE
-------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS &
  NOTES - 38.1%
CONSTRUCTION - 0.1%
BUILDING CONSTRUCTION - 0.1%
Atrium Companies, Inc.,
  10.500% 05/01/09                                $ 2,025,000    $    1,852,875
                                                                 --------------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.3%
DEPOSITORY INSTITUTIONS - 0.3%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                  4,525,000         4,871,434
                                                                 --------------
FINANCIAL SERVICES - 0.8%
Alamosa Delaware, Inc.,
  12.500% 02/01/11                                  3,250,000         2,925,000
Ono Finance PLC:
  13.000% 05/01/09                                  8,000,000         6,240,000
  14.000% 07/15/10(a)                               3,200,000         2,092,675
  14.000% 02/15/11(a)                               2,050,000         1,681,000
                                                                 --------------
                                                                     12,938,675
                                                                 --------------
INSURANCE CARRIERS - 0.2%
Conseco, Inc.,
  10.750% 06/15/08                                  3,700,000         3,626,000
                                                                 --------------
-------------------------------------------------------------------------------
MANUFACTURING - 12.7%
CHEMICALS & ALLIED PRODUCTS - 2.3%
Agricultural Minerals Co., L.P.,
  10.750% 09/30/03                                  8,450,000         7,267,000
Huntsman ICI Holdings LLC,
  (b) 12/31/09                                     19,210,000         5,763,000
HydroChem Industrial Services, Inc.,
  10.375% 08/01/07                                  5,120,000         3,993,600
Lyondell Chemical Co.,
  10.875% 05/01/09                                  2,925,000         2,917,687
MacDermid, Inc.,
  9.125% 07/15/11                                   2,000,000         1,980,000
Messer Greisham Holdings AG,
  10.375% 06/01/11                                  6,000,000         5,286,892
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07                                   3,570,000         1,713,600
Polymer Group, Inc.,
  8.750% 03/01/08                                     250,000            92,500
Sterling Chemicals, Inc.:
  11.250% 04/01/07                                  7,150,000         1,680,250
  11.750% 08/15/06                                  5,000,000         1,175,000
  12.375% 07/15/06                                    950,000           779,000
Terra Industries, Inc.,
  10.500% 06/15/05                                  1,250,000         1,050,000
Texas Petrochemical Corp.,
  11.125% 07/01/06                                  3,425,000         3,048,250
                                                                 --------------
                                                                     36,746,779
                                                                 --------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 1.1%
Avista Corp.,
  9.750% 06/01/08                                   1,600,000         1,725,600
Amphenol Corp.,
  9.875% 05/15/07                                     450,000           472,500
Condor Systems, Inc.,
  11.875% 05/01/09                                  4,000,000         2,000,000
Ekabel Hessen,
  14.500% 09/01/10(a)                               3,950,000         3,041,500
Flextronics International Ltd.,
  9.875% 07/01/10                                   3,670,000         3,670,000
TransDigm, Inc.,
  10.375% 12/01/08                                  6,500,000         6,305,000
                                                                 --------------
                                                                     17,214,600
                                                                 --------------
FABRICATED METAL - 0.3%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05                                     770,000           739,200
Euramax International PLC,
  11.250% 10/01/06                                  4,890,000         3,912,000
                                                                 --------------
                                                                      4,651,200
                                                                 --------------
FOOD & KINDRED PRODUCTS - 0.8%
Del Monte Corp.,
  9.250% 05/15/11                                   1,600,000         1,616,000
Delco Remy International, Inc.,
  11.000% 05/01/09                                  1,850,000         1,914,750
New World Pasta Co.,
  9.250% 02/15/09                                   2,000,000         1,320,000
Premier International Foods PLC,
  12.000% 09/01/09                                  6,850,000         6,987,000
United Biscuits PLC,
  10.625% 04/15/11                                  2,000,000         1,800,516
                                                                 --------------
                                                                     13,638,266
                                                                 --------------
FURNITURE & FIXTURES - 0.2%
Juno Lighting, Inc.,
  11.875% 07/01/09                                  3,500,000         3,290,000
                                                                 --------------
MACHINERY & COMPUTER EQUIPMENT - 0.7%
Flowserve Corp.,
  12.250% 08/15/10                                  3,300,000         3,531,000
Numatics, Inc.,
  9.625% 04/01/08                                   3,000,000         1,890,000
Sequa Corp.,
  8.875% 04/01/08                                   1,000,000         1,017,500
Tritel PCS, Inc.:
  (b) 05/15/09                                      6,750,000         4,286,250
  10.375% 01/15/11                                    300,000           270,000
                                                                 --------------
                                                                     10,994,750
                                                                 --------------
MEASURING & ANALYZING INSTRUMENTS - 0.0%
Envirosource, Inc.,
  9.750% 06/15/03                                   3,850,000           770,000
                                                                 --------------
MISCELLANEOUS MANUFACTURING - 2.3%
Actuant Corp.,
  13.000% 05/01/09                                  3,375,000         3,493,125
Amscan Holdings, Inc.,
  9.875% 12/15/07                                   2,750,000         2,420,000
Associated Materials, Inc.,
  9.250% 03/01/08                                   1,000,000           980,000
Blount, Inc.,
  13.000% 08/01/09                                  6,700,000         3,953,000
Eagle-Picher Industries, Inc.,
  9.375% 03/01/08                                   2,935,000         1,981,125
Insight Manufacturing Co., Inc.,
  (b) 02/15/11                                      4,770,000         2,718,900
ISG Resources, Inc.,
  10.000% 04/15/08                                  1,250,000           662,500
Koppers Industries, Inc.,
  9.875% 12/01/07                                   5,810,000         5,722,850
Newcor, Inc.,
  9.875% 03/01/08                                   4,600,000         1,058,000
Pentacon, Inc.,
  12.250% 04/01/09                                  4,000,000         2,000,000
Polymer Group, Inc.,
  9.000% 07/01/07                                   4,710,000         1,789,800
Special Devices, Inc.,
  11.375% 12/15/08                                  3,000,000         1,350,000
Tekni-Plex, Inc.,
  12.750% 06/15/10                                  6,690,000         5,352,000
Thermadyne Manufacturing Corp.,
  9.875% 06/01/08                                   4,280,000         1,626,400
Werner Holding Co.,
  10.000% 11/15/07                                  1,750,000         1,688,750
                                                                 --------------
                                                                     36,796,450
                                                                 --------------
PAPER PRODUCTS - 1.5%
Corp. Durango S.A. de C.V.,
  13.125% 08/01/06                                  3,300,000         3,357,750
Gaylord Container Corp.,
  9.750% 06/15/07                                   8,515,000         5,449,600
Riverwood International Corp.,
  10.875% 04/01/08                                 13,300,000        12,901,000
Stone Container Corp.:
  9.250% 02/01/08                                     950,000           964,250
  9.750% 02/01/11                                   1,770,000         1,800,975
Tembec Industry, Inc.,
  8.500% 02/01/11                                     750,000           761,250
                                                                 --------------
                                                                     25,234,825
                                                                 --------------
PETROLEUM REFINING - 0.2%
Benton Oil & Gas Co.:
  9.375% 11/01/07                                   5,045,000         3,027,000
  11.625% 05/01/03                                  1,405,000         1,011,600
                                                                 --------------
                                                                      4,038,600
                                                                 --------------
PRIMARY METAL - 1.2%
Bayou Steel Corp.,
  9.500% 05/15/08                                   5,000,000         2,675,000
Kaiser Aluminum & Chemical Corp.,
  10.875% 10/15/06                                  9,450,000         9,072,000
Keystone Consolidated Industries, Inc.,
  9.625% 08/01/07                                   7,000,000         1,190,000
Renco Metals, Inc.,
  11.500% 07/01/03(c)                               6,000,000           780,000
WCI Steel, Inc.,
  10.000% 12/01/04                                  7,415,000         5,171,963
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07(c)                                8,500,000           255,000
                                                                 --------------
                                                                     19,143,963
                                                                 --------------
PRINTING & PUBLISHING - 0.3%
American Lawyer Media, Inc.,
  stepped coupon,
  (12.250% 12/15/02)
  (d) 12/15/08                                      2,700,000         1,728,000
Cable Satisfaction International, Inc.,
  12.750% 03/01/10                                  6,080,000         3,040,000
                                                                 --------------
                                                                      4,768,000
                                                                 --------------
RUBBER & PLASTIC - 0.1%
Applied Extrusion Technology, Inc.,
  10.750% 07/01/11                                  2,150,000         2,182,250
Burke Industries, Inc.,
  10.000% 08/15/07                                    775,000            38,750
                                                                 --------------
                                                                      2,221,000
                                                                 --------------
STONE, CLAY, GLASS & CONCRETE - 0.5%
Anchor Glass Container Corp.,
  11.250% 04/01/05                                  2,250,000         1,687,500
Owens-Illinois, Inc.:
  7.350% 05/15/08                                   4,300,000         3,053,000
  7.500% 05/15/10                                   3,700,000         2,627,000
                                                                 --------------
                                                                      7,367,500
                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.2%
BE Aerospace, Inc.,
  8.875% 05/01/11                                   2,000,000         1,970,000
Collins & Aikman Products Co.,
  11.500% 04/15/06                                  7,000,000         6,650,000
Dura Operating Corp.,
  9.000% 05/01/09                                   4,300,000         3,977,500
Hayes Wheels International, Inc.,
  11.000% 07/15/06                                  3,650,000         3,102,500
LDM Technologies, Inc.,
  10.750% 01/15/07                                  6,200,000         3,720,000
                                                                 --------------
                                                                     19,420,000
                                                                 --------------
-------------------------------------------------------------------------------
MINING & ENERGY - 2.3%
CRUDE PETROLEUM & NATURAL GAS - 0.0%
TransAmerica Energy Corp.,
  13.000% 06/15/02(c)                               6,250,000                63
                                                                 --------------
GOLD & SILVER MINING - 0.1%
Callahan Nordrhein-Westfalen,
  14.000% 07/15/10                                  2,710,000         2,303,500
                                                                 --------------
METAL MINING - 0.1%
Metallurg, Inc.,
  11.000% 12/01/07                                  2,200,000         1,980,000
                                                                 --------------
OIL & GAS EXTRACTION - 2.1%
El Paso Energy Corp.,
  8.500% 06/01/11                                   1,050,000         1,055,250
HS Resources, Inc.,
  9.250% 11/15/06                                   2,960,000         3,100,600
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07                                  1,750,000         1,767,500
Mariner Energy, Inc.,
  10.500% 08/01/06                                  4,560,000         4,497,300
Pemex Project Funding Master Trust,
  9.125% 10/13/10                                  11,015,000        11,616,419
Petsec Energy, Inc.,
  9.500% 06/15/07(c)                                4,000,000           120,000
Pogo Producing Co.,
  8.250% 04/15/11                                   1,290,000         1,290,000
Pride International, Inc.,
  10.000% 06/09/09                                  2,000,000         2,220,000
TransTexas Gas Corp.,
  15.000% 03/15/05                                    765,296           573,972
Vintage Petroleum, Inc.:
  9.000% 12/15/05                                   3,250,000         3,355,625
  9.750% 06/30/09                                   4,210,000         4,546,800
                                                                 --------------
                                                                     34,143,466
                                                                 --------------
-------------------------------------------------------------------------------
RETAIL TRADE - 0.3%
FOOD STORES - 0.3%
Partner Communications Co. Ltd.,
  13.000% 08/15/10                                  3,635,000         3,271,500
Winn-Dixie Stores, Inc.,
  8.875% 04/01/08                                   1,000,000         1,000,000
                                                                 --------------
                                                                      4,271,500
                                                                 --------------
-------------------------------------------------------------------------------
SERVICES - 5.8%
AMUSEMENT & RECREATION - 3.0%
Ameristar Casinos, Inc.,
  10.750% 02/15/09                                  2,650,000         2,769,250
Anchor Gaming,
  9.875% 10/15/08(a)                                2,230,000         2,363,800
Argosy Gaming Co.,
  10.750% 06/01/09                                  5,045,000         5,429,681
Boyd Gaming Corp.,
  9.500% 07/15/07                                   3,750,000         3,646,875
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09                                   3,000,000         3,086,250
Hollywood Casino Corp.:
  11.250% 05/01/07                                  6,500,000         6,955,000
  13.000% 08/01/06                                  2,000,000         2,120,000
Hollywood Casino Shreveport,
  13.000% 08/01/06                                  5,880,000         6,232,800
Hollywood Park, Inc.:
  9.250% 02/15/07                                   4,000,000         3,720,000
  9.500% 08/01/07                                   1,500,000         1,500,000
Horseshoe Gaming, LLC,
  9.375% 06/15/07                                   5,815,000         6,018,525
Penn National Gaming, Inc.,
  11.125% 03/01/08                                  3,350,000         3,467,250
Six Flags, Inc.,
  9.500% 02/01/09                                   1,750,000         1,754,375
                                                                 --------------
                                                                     49,063,806
                                                                 --------------
BUSINESS SERVICES - 0.1%
Advanstar Communications, Inc.,
  12.000% 02/15/11                                  1,250,000         1,256,250
Interep National Radio Sales, Inc.,
  10.000% 07/01/08                                    750,000           630,000
                                                                 --------------
                                                                      1,886,250
                                                                 --------------
HEALTH SERVICES - 2.3%
Alliance Imaging, Inc.,
  10.375% 04/15/11                                  3,700,000         3,774,000
Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07                                  2,200,000         2,376,000
Dynacare, Inc.,
  10.750% 01/15/06                                  3,180,000         3,227,700
InSight Health Services Corp.,
  9.625% 06/15/08                                     800,000           800,000
Magellan Health Services, Inc.:
  9.000% 02/15/08                                   9,035,000         8,538,075
  9.375% 11/15/07                                   2,550,000         2,594,625
Owens & Minor, Inc.,
  8.500% 07/15/11                                   2,500,000         2,525,000
Quest Diagnostic, Inc.,
  7.500% 07/12/11                                   1,855,000         1,845,706
Stewart Enterprises, Inc.,
  10.750% 07/01/08                                  1,250,000         1,287,500
Tenet Healthcare Corp.:
  8.625% 01/15/07                                   7,775,000         8,124,875
  9.250% 09/01/10                                   1,975,000         2,251,500
                                                                 --------------
                                                                     37,344,981
                                                                 --------------
HOTELS, CAMPS & LODGING - 0.2%
MGM Mirage, Inc.,
  8.500% 09/15/10                                   3,045,000         3,162,050
                                                                 --------------
OTHER SERVICES - 0.2%
Intertek Finance PLC,
  10.250% 11/01/06                                  5,000,000         3,950,000
                                                                 --------------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 15.4%
AIR TRANSPORTATION - 0.5%
U.S. Airways, Inc., Pass-Through Certificates,
  10.375% 03/01/13                                  9,400,000         8,789,000
                                                                 --------------
BROADCASTING - 1.5%
Allbritton Communications Co.,
  9.750% 11/30/07                                   5,775,000         5,919,375
Cumulus Media, Inc.,
  10.375% 07/01/08                                    350,000           350,000
LIN Holdings Corp.,
  stepped coupon,
  (10.000% 03/01/03)
  (d) 03/01/08                                      6,810,000         5,260,725
SBA Communications Corp.,
  10.250% 02/01/09                                  3,650,000         3,358,000
Sinclair Broadcast Group, Inc.:
  9.000% 07/15/07                                   2,805,000         2,734,875
  10.000% 09/30/05                                    960,000           960,000
TV Azteca S.A. de C.V.,
  10.500% 02/15/07                                  6,500,000         6,077,500
                                                                 --------------
                                                                     24,660,475
                                                                 --------------
CABLE - 4.6%
Adelphia Communications Corp.:
  8.375% 02/01/08                                   2,500,000         2,262,500
  9.875% 03/01/07                                   1,935,000         1,905,975
  10.875% 10/01/10                                  3,000,000         3,037,500
Charter Communications Holdings LLC & Charter Capital Corp.,
  stepped coupon,
  (9.920%, 04/01/04)
  (d) 04/01/11                                     16,775,000        11,448,938
  10.000% 04/01/09                                  1,250,000         1,262,500
  11.125% 01/15/11                                  1,325,000         1,397,875
Comcast UK Cable Partners Ltd.,
  11.200% 11/15/07                                  9,950,000         6,766,000
EchoStar DBS Corp.:
  9.250% 02/01/06                                   8,000,000         7,980,000
  9.375% 02/01/09                                   4,000,000         3,990,000
FrontierVision Holdings LP,
  stepped coupon,
  (11.875% 09/15/01)
  (d) 09/15/07                                      8,815,000         9,123,525
International CableTel, Inc.,
  12.750% 04/15/05                                  5,500,000         3,960,000
NTL, Inc.:
  11.500% 10/01/08                                  1,600,000         1,072,000
  11.875% 10/01/10                                  3,855,000         2,582,850
Northland Cable Television, Inc.,
  10.250% 11/15/07                                  8,150,000         5,705,000
Rogers Cablesystems, Inc.,
  10.000% 03/15/05                                  3,000,000         3,150,000
Telewest Communications PLC:
  11.000% 10/01/07                                 10,785,000         9,221,175
  11.250% 11/01/08                                    550,000           489,500
                                                                 --------------
                                                                     75,355,338
                                                                 --------------
COMMUNICATIONS - 1.7%
Call-Net Enterprises, Inc.:
  8.000% 08/15/08                                     900,000           270,000
  9.375% 05/15/09                                     800,000           248,000
  stepped coupon,
  (10.800% 05/15/04)
  (d) 05/15/09                                      5,905,000         1,003,850
Canwest Media, Inc.,
  10.625% 05/15/11                                  3,450,000         3,493,125
Centennial Cellular Corp.,
  10.750% 12/15/08                                  1,825,000         1,697,250
Concentric Network Corp.,
  12.750% 12/15/07                                  1,815,000           617,100
Diamond Holdings PLC,
  9.125% 02/01/08                                     750,000           465,000
Grupo Iusacell S.A.,
  14.250% 12/01/06                                  1,425,000         1,517,625
Spectrasite Holdings, Inc.:
  10.750% 03/15/10                                  2,150,000         1,806,000
  stepped coupon,
  (11.250%, 04/15/04)
  (d) 04/15/09                                      4,625,000         2,127,500
  12.500% 11/15/10                                  7,340,000         6,973,000
Time Warner Telecom LLC,
  9.750% 07/15/08                                   3,300,000         2,970,000
United Pan-Europe Communications N.V.:
  11.500% 02/01/10                                  5,940,000         2,138,400
  stepped coupon,
  (13.750%, 02/01/05)
  (d) 02/01/10                                      5,000,000           800,000
XM Satellite Radio, Inc.,
  14.000% 03/15/10                                  2,000,000         1,200,000
                                                                 --------------
                                                                     27,326,850
                                                                 --------------
COMMUNICATION SERVICES - 0.4%
Crown Castle International Corp.:
  10.750% 08/01/11                                  1,200,000         1,158,000
  stepped coupon,
  (10.750%, 08/01/03)
  (d) 08/01/11                                      6,455,000         4,066,650
UbiquiTel Operating Co.,
  stepped coupon,
  (14.000%, 04/15/05)
  (d) 04/15/10                                      4,300,000         1,462,000
                                                                 --------------
                                                                      6,686,650
                                                                 --------------
ELECTRIC, GAS & SANITARY SERVICES - 0.4%
CMS Energy Corp.:
  8.900% 07/15/08                                   2,925,000         2,915,055
  9.875% 10/15/07                                   3,575,000         3,744,813
                                                                 --------------
                                                                      6,659,868
                                                                 --------------
ELECTRIC SERVICES - 1.0%
AES Corp.:
  9.375% 09/15/10                                   2,700,000         2,720,250
  9.500% 06/01/09                                   6,300,000         6,426,000
AGCO Corp.,
  9.500% 05/01/08                                   2,430,000         2,357,100
American Cellular Corp.,
  9.500% 10/15/09                                     360,000           334,800
PSE&G Energy Holdings, Inc.,
  8.625% 02/15/08                                   3,800,000         3,817,328
                                                                 --------------
                                                                     15,655,478
                                                                 --------------
MOTOR FREIGHT & WAREHOUSING - 0.2%
MTL, Inc.,
  10.000% 06/15/06                                  6,250,000         2,812,500
                                                                 --------------
RADIO & TELEPHONE COMMUNICATIONS - 1.3%
AirGate PCS, Inc.,
  stepped coupon,
  (13.500%, 10/01/04)
  (d) 10/01/09                                      6,975,000         4,010,625
Emmis Escrow Corp.,
  stepped coupon,
  (12.500%, 03/15/06)
  (d) 03/15/11                                      4,670,000         2,615,200
IPCS, Inc.,
  stepped coupon,
  (14.000% 07/05/05)
  (d) 07/15/10                                      2,500,000         1,025,000
Microcell Telecommunications, Inc.,
  stepped coupon,
  (14.000%, 12/01/01)
  (d) 06/01/06                                      3,400,000         2,516,000
Rogers Cantel, Inc.,
  9.750% 06/01/16                                   1,990,000         1,960,150
Telecorp PCS, Inc.:
  10.625% 07/15/10                                    325,000           305,500
  stepped coupon,
  (11.625% 04/15/04)
  (d) 04/15/09                                      8,375,000         5,234,375
US Unwired, Inc.,
  stepped coupon,
  (13.375% 11/01/04)
  (d) 11/01/09                                      5,050,000         2,575,500
Winstar Communications, Inc.,
  12.500% 04/15/08                                 14,360,000           215,400
                                                                 --------------
                                                                     20,457,750
                                                                 --------------
SANITARY SERVICES - 0.7%
Allied Waste North America, Inc.,
  10.000% 08/01/09                                 11,250,000        11,587,500
                                                                 --------------

TELECOMMUNICATIONS - 3.1%
Carrier1 International SA,
  13.250% 02/15/09                                  6,000,000         2,520,000
FLAG Telecom Holdings Ltd.,
  11.625% 03/30/10                                  7,110,000         4,719,515
Global Crossing Ltd.,
  9.125% 11/15/06                                   5,185,000         4,083,188
Horizon PCS, Inc.,
  stepped coupon,
  (14.000%, 10/01/05)
  (d) 10/01/10                                      3,875,000         1,472,500
Hyperion Telecommunications, Inc.,
  13.000% 04/15/03                                  4,000,000         3,000,000
KMC Telecom Holdings, Inc.,
  13.500% 05/15/09                                  6,000,000         1,200,000
Level 3 Communications, Inc.:
  10.750% 03/15/08                                  1,790,000           608,099
  11.000% 03/15/08                                  2,560,000         1,100,800
McLeodUSA, Inc.:
  11.375% 01/01/09                                  9,625,000         6,063,750
  stepped coupon,
  (10.500%, 03/01/02)
  (d) 03/01/07                                      1,650,000           891,000
Nextel International, Inc.:
  12.750% 08/01/10                                  5,000,000         1,550,000
  stepped coupon,
  (12.750%, 08/01/05)
  (d) 08/01/10                                      3,450,000           724,500
  stepped coupon,
  (13.000%, 04/15/02)
  (d) 04/15/07                                      1,550,000           403,000
Nextel Communications, Inc.:
  9.375% 10/31/07                                   4,000,000         3,160,000
  stepped coupon,
  (9.750%, 10/31/02)
  (d) 10/31/07                                      1,230,000           799,500
Nextel Partners Inc.:
  11.000% 03/15/10                                  2,925,000         2,310,750
NextLink Communications, Inc.,
  10.750% 11/15/08                                  7,500,000         2,400,000
Quecor Media, Inc.,
  11.125% 07/15/11                                  4,500,000         4,488,750
RCN Corp.,
  stepped coupon,
  (11.125%, 10/15/02)
  (d) 10/15/07                                      6,000,000         1,560,000
Sprint Spectrum L.P.,
  12.500% 08/15/06                                  5,650,000         5,932,500
Time Warner Telecom, Inc.,
  10.125% 02/01/11                                  2,300,000         2,093,000
                                                                 --------------
                                                                     51,080,852
                                                                 --------------
WHOLESALE TRADE - 0.2%
DURABLE GOODS - 0.2%
Playtex Products, Inc.,
  9.375% 06/01/11                                   2,450,000         2,499,000
                                                                 --------------

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $1,050,478,835)                                          621,261,794
                                                                 --------------
U.S. GOVERNMENT &
  AGENCY OBLIGATIONS - 30.4%
Federal Home Loan Mortgage Corp.:
  7.500% 2016                                          60,331            61,255
  8.000% 2016                                          46,376           409,981
  8.500% 2007                                         383,322           407,368
  8.750% 2008                                         130,083           136,628
  9.000% 2018-2022                                    480,900           508,843
  9.250% 2008                                         341,624           358,595
  9.500% 2008                                         386,823           413,630
  9.750% 2008                                          36,960            38,658
  10.000% 2019                                        481,954           535,172
  10.500% 2020                                        198,087           219,691
  10.750% 2010                                        450,870           508,919
  11.250% 2010                                        261,304           295,601
                                                                 --------------
                                                                      3,894,341
                                                                 --------------
Federal National Mortgage Association:
  6.500% 2050                                      32,650,000        32,075,822
  7.000% 2050                                      24,220,000        24,273,042
  7.125% 2007                                      18,500,000        19,797,960
  7.500% 2003-2050                                 28,376,288        28,955,162
  8.000% 2008                                         276,753           287,981
  8.250% 2007                                          64,661            66,786
  8.500% 2011                                         702,505           747,508
  9.000% 2009-2012                                  1,431,376         1,534,053
  9.250% 2016                                         109,865           115,942
  10.000% 2016                                        600,433           663,287
  10.500% 2016                                        605,634           678,873
                                                                 --------------
                                                                    109,196,416
                                                                 --------------
Government National Mortgage Association:
  8.500% 2006                                          20,507            21,430
  9.000% 2008-2016                                  5,079,815         5,352,855
  9.500% 2009-2016                                  2,055,924         2,168,342
  10.000% 2004-2010                                   562,841           624,239
  10.500% 2010                                        169,451           190,313
  11.000% 2009-2015                                   843,278           954,481
  11.750% 2013                                         32,368            36,788
  12.000% 2014                                          1,379             1,600
                                                                 --------------
                                                                      9,350,048
                                                                 --------------
U.S. Treasury Bonds:
  10.625% 2015                                     25,415,000        37,145,547
  10.750% 2005                                      5,680,000         6,887,000
  11.625% 2004                                     44,206,000        53,454,779
  12.000% 2013                                     90,248,000       124,895,110
                                                                 --------------
                                                                    222,382,436
                                                                 --------------
U.S. Treasury Notes:
  8.875% 2019 (h)                                  15,689,000        20,944,815
  10.375% 2012 (h)                                 70,131,000        88,704,494
  11.875% 2003 (h)                                 44,206,000        41,443,125
                                                                 --------------
                                                                    151,092,434
                                                                 --------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $425,411,469)                                            495,915,675
                                                                 --------------

                                        CURRENCY
-------------------------------------------------------------------------------

FOREIGN GOVERNMENT &
  AGENCY OBLIGATIONS - 28.7%
Government of Australia,
  9.000% 09/15/04                           AT     16,220,000         9,080,252
Government of Canada,
  10.000% 06/01/08                          CD     16,710,000        13,626,876
Government of France,
  8.500% 10/25/08                           EU     26,500,000        27,207,147
Government of Mexico,
  11.375% 09/15/16                                $16,632,000        20,066,508
Government of New Zealand:
  8.000% 04/15/04                           NZ     35,285,000        14,883,033
  8.000% 11/15/06(h)                        NZ     39,500,000        17,023,203
Hellenic Republic:
  8.600% 03/26/08                           GD      3,492,296         3,519,168
  8.800% 06/19/07(h)                        GD     10,741,012        10,813,952
  8.900% 03/21/04                           GD     10,105,591         9,509,607
Kingdom of Norway:
  6.750% 01/15/07                           NK    103,400,000        11,067,998
  9.500% 10/31/02                           NK    283,270,000        31,199,346
Kingdom of Sweden,
  10.250% 05/05/03                          SK    150,000,000        15,080,010
Ministry Finance Russia,
  9.000% 03/25/04                           DM      8,880,000         3,834,383
Poland Government Bond:
  8.500% 10/12/04                           PZ     69,975,000        14,919,857
  8.500% 05/12/06                           PZ     72,105,000        15,347,037
Providence of Ontario,
  9.00% 09/15/04                            CD     12,900,000         9,362,148
Republic of Argentina,
  11.375% 01/30/17                          DM     15,712,000        11,784,000
Republic of Brazil,
  11.375% 01/30/17(h)                       EU     30,850,000        25,340,725
Republic of Bulgaria:
  6.310% 07/28/11(h)                        $       7,125,000         5,610,938
  6.688% 07/28/24(h)                        $      21,160,000        16,663,500
Republic of Colombia,
  9.750% 04/09/11                           $      12,955,000        13,214,100
Republic of Panama:
  9.625% 02/11/11(h)                        $       4,500,000         4,583,250
  10.750% 05/15/20(h)                       $      13,305,000        13,970,250
Republic of South Africa:
  12.000% 02/28/05(h)                       SR     64,800,000         8,756,978
  13.000% 08/31/10(h)                       SR     53,425,000         7,744,014
Republic of Venezuela,
  9.250% 09/15/27(h)                        $      20,745,000        14,355,540
Russian Federation:
  5.000% 03/31/30                           $      41,620,000        19,644,640
  11.000% 07/24/18(h)                       $      27,522,000        23,842,309
  11.750% 06/10/03(h)                       $      13,000,000        13,362,700
United Kingdom Treasury:
  9.500% 04/18/05                           GBP    17,990,000        28,803,218
  10.000% 09/08/03                          GBP     7,230,000        11,147,360
United Mexican States:
  9.875% 02/01/10                           $      10,372,000        11,398,828
  10.375% 01/29/03                          DM     23,470,000        10,837,481
                                                                 --------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $307,176,586)                                            467,600,356
                                                                 --------------
TOTAL BONDS & NOTES
  (cost of $1,783,066,890)                                        1,584,777,825
                                                                 --------------

PREFERRED STOCKS - 2.7%
                                                    SHARES
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%
DEPOSITORY INSTITUTIONS - 0.1%
Cal Fed Bancorp, Inc.,
  9.125%, Series A                                     59,000         1,497,420
                                                                 --------------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 2.6%
BROADCASTING - 0.3%
Granite Broadcasting Corp.,
  12.750% PIK                                           3,527           634,824
Primedia Inc.:
  8.625%                                                7,500           585,000
  9.200%                                               12,000           984,000
  10.000%                                              35,000         2,975,000
                                                                 --------------
                                                                      5,178,824
                                                                 --------------
CABLE - 1.6%
CSC Holdings Ltd.:
  11.125% PIK                                         191,382        20,430,029
  11.750% PIK                                          50,509         5,423,404
                                                                 --------------
                                                                     25,853,433
                                                                 --------------
COMMUNICATIONS - 0.1%
Dobson Communications Corp.,
  12.250% PIK                                           1,802         1,676,107
                                                                 --------------
TELECOMMUNICATIONS - 0.6%
Nextel Communications, Inc.:
  11.125% PIK                                           5,412    $    3,247,058
  13.000% PIK                                           8,507         5,614,826
NEXTLINK Communications, Inc.,
  13.500% PIK                                           2,967           178,012
                                                                 --------------
                                                                      9,039,896
                                                                 --------------
TOTAL PREFERRED STOCKS
  (cost of $54,964,276)                                              43,245,680
                                                                 --------------
COMMON STOCKS - 0.3%
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
FOOD & KINDRED PRODUCTS - 0.0%
Darling International, Inc.                            80,133            40,067
                                                                 --------------
-------------------------------------------------------------------------------
MINING & ENERGY - 0.0%
OIL & GAS EXTRACTION - 0.0%
Forest Oil Corp.                                        8,215           230,020
                                                                 --------------
-------------------------------------------------------------------------------
SERVICES - 0.0%
BUSINESS SERVICES - 0.0%
Iron Mountain, Inc.                                     1,474            66,094
                                                                 --------------
HEALTH SERVICES - 0.0%
Kuala Healthcare Affiliates, Inc.                     176,666             3,533
                                                                 --------------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.3%
MOTOR FREIGHT & WAREHOUSING - 0.0%
St. Johnsbury Trucking Co. (e)                         31,482               315
Sun Carriers, Inc. (a) (e)                            130,400               (f)
                                                                 --------------
                                                                            315
                                                                 --------------
TELCOMMUNICATIONS - 0.3%
AirGate PCS, Inc.                                      11,277           586,404
Nextel Communications, Inc. Class A                    18,590           325,325
Price Communications Corp.                            179,587         3,625,862
Telus Corp. Non Voting Shares                               1                21
                                                                 --------------
                                                                      4,537,612
                                                                 --------------
TOTAL COMMON STOCKS
  (cost of $5,621,646)                                                4,877,641
                                                                 --------------

                                                       UNITS
WARRANTS (g) - 0.1%
-------------------------------------------------------------------------------
DEPOSITORY INSTITUTIONS - 0.0%
KMC Telecom Holdings, Inc., expires 04/15/08            2,000             5,000
                                                                 --------------
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
RUBBER & PLASTIC - 0.0%
BPC Holdings Corp.,
  expires 04/15/04 (a)(e)                               3,000    $       60,000
                                                                 --------------
-------------------------------------------------------------------------------
RETAIL TRADE - 0.0%
FOOD STORES - 0.0%
Ono Finance PLC,
  expires 05/31/09                                      8,000           240,000
Pathmark Stores, Inc.,
  expires 09/19/10                                     32,317           283,743
                                                                 --------------
                                                                        523,743
                                                                 --------------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
CABLE - 0.0%
Cable Satisfaction International, Inc.,
  expires 03/01/05                                      6,080             6,080
                                                                 --------------
COMMUNICATION SERVICES - 0.0%
IPCS, Inc.,
  expires 07/15/10                                      2,500            50,000
                                                                 --------------
COMMUNICATIONS - 0.1%
Song Networks Holdings, AB ADR,
  expires 09/01/01                                     28,100            57,886
Splitrock Services, Inc.,
  expires 07/15/08                                      2,000           397,000
UbiquiTel Operating Co.,
  expires 04/15/10                                      4,300            86,000
                                                                 --------------
                                                                        540,886
                                                                 --------------
TELECOMMUNICATIONS - 0.0%
Adelphia Business Solutions, Inc.,
  expires 04/01/01                                      3,250            65,000
Carrier1 International SA,
  expires 02/19/09                                      2,780            27,800
Horizon PCS, Inc.,
  expires 10/01/10                                      3,875             7,750
Jazztel PLC,
  expires 02/01/10                                      2,050             3,476
MetroNet Communications Corp.,
  expires 08/15/07 (a)                                  1,250           102,476
XM Satellite Radio Holdings, Inc.,
  expires 03/15/10                                      2,000            40,000
                                                                 --------------
                                                                        246,502
                                                                 --------------
TOTAL WARRANTS
(cost of $4,221,626)                                                  1,432,211
                                                                 --------------

SHORT-TERM OBLIGATION - 2.7%
Repurchase Agreement with SBC Warburg Ltd.,
  dated 06/29/01, due 07/02/01 at 3.950%,
  collateralized by U.S. Treasury bonds
  and/or notes with various maturities to
  2026, market value $45,135,283 (Repurchase
  proceeds $44,363,602)                           $44,359,000    $   44,359,000
                                                                 --------------
TOTAL INVESTMENTS
  (cost of $1,892,233,438)                                        1,678,692,357
                                                                 --------------
OTHER ASSETS & LIABILITIES, NET - (3.0)%
                                                                    (49,101,450)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                              $1,629,590,907
                                                                 --------------

NOTES TO INVESTMENT PORTFOLIO:
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified Institutional buyers. At June 30, 2001, the value of these securities amounted to $9,341,451, which represents 0.6% of net assets.
(b) Zero coupon bond.
(c) This issuer is in default of certain debt convenants. Income is not being accrued.
(d) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(e) Represents fair value as determined in good faith under the direction of the Trustees.
(f) Rounds to less than one.
(g) Non-income producing.
(h) All or a portion of these securities are on loan.

As of June 30, 2001, the Fund had entered into the following forward currency exchange contracts:

                                                              NET UNREALIZED
                                                              APPRECIATION/
                                                              DEPRECIATION
CONTRACTS TO DELIVER   IN EXCHANGE FOR       SETTLEMENT DATE  (U.S.$)
-------------------------------------------------------------------------------
EU         67,056,000  US$   58,494,822    08/16/01-08/27/01  $1,601,320
SK        153,500,000  US$  14,130,219              08/21/01     857,088
GBP        20,090,000  US$  28,434,900     08/06/01-08/13/01      54,421
CD         16,047,000  US$  10,589,385              08/07/01    (227,658)
NK        212,572,000  US$   22,695,158             08/13/01    (245,168)
                                                              ----------
                                                              $2,040,003
                                                              ==========

                                                              NET UNREALIZED
                                                              DEPRECIATION
CONTRACTS TO RECEIVE   IN EXCHANGE FOR       SETTLEMENT DATE  (U.S.$)
----------------------------------------------------------------------------
EU          8,698,500  US$  7,461,989      08/16/01-08/21/01  $(81,365)
                                                              ========

                                                                   % OF
SUMMARY OF SECURITIES                                             TOTAL
BY COUNTRY                    COUNTRY           VALUE       INVESTMENTS
-----------------------------------------------------------------------
United States                              $1,211,092,001         72.2%
Russia                         RU              60,684,032          3.6
Mexico                         MX              42,302,817          2.5
Norway                         NO              42,267,344          2.5
United Kingdom                 UK              39,950,578          2.4
New Zealand                    NZ              31,906,236          1.9
Poland                         PO              30,266,894          1.8
France                         FR              27,207,147          1.6
Brazil                         BZ              25,340,725          1.5
Greece                         GR              23,842,727          1.4
Canada                         CA              22,989,024          1.4
Bulgaria                       BU              22,274,438          1.3
Panama                         PA              18,553,500          1.1
South Africa                   SA              16,500,992          1.0
Sweden                         SW              15,080,010          0.9
Venezuela                      VE              14,355,540          0.9
Colombia                       CO              13,214,100          0.8
Argentina                      AR              11,784,000          0.7
Australia                      AU               9,080,252          0.5
                                           --------------        -----
                                           $1,678,692,357        100.0%
                                           --------------        -----

Certain securities are listed by country of exposure but may trade predominantly on other exchanges.

            ACRONYM                             NAME
            -------                             ----
              PIK                         Payment-In-Kind

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

June 30, 2001 (Unaudited)

ASSETS
Investments at value
 (cost $1,892,233,438)                                        $1,678,692,357
Investments held as collateral for loaned securities             480,589,492
Receivable for:
 Investments sold                                                 25,442,759
 Fund shares sold                                                  2,929,568
 Interest                                                         42,187,014
 Dividend                                                            164,542
 Deferred Trustees'  compensation plan                                60,126
Unrealized appreciation on
 forward foreign currency contracts                                1,958,638
Other assets                                                         386,408
                                                              --------------
    Total Assets                                               2,232,410,904
                                                              --------------
LIABILITIES
Payable due to custodian bank                                      1,618,416
Payable for:
 Investments purchased                                           114,073,163
 Fund shares purchased                                             4,877,035
Investments held as collateral for loaned securities             480,589,492
  Distributions                                                      156,138
  Management fee                                                     872,461
  Bookkeeping fee                                                     43,741
  Transfer agent fee                                                 302,422
  Trustees' fee                                                       19,820
  Deferred Trustees' fee                                              60,126
  Custody fee                                                         18,341
Other                                                                188,842
                                                              --------------
    Total Liabilities                                            602,819,997
                                                              --------------
NET ASSETS                                                    $1,629,590,907
                                                              --------------

COMPOSITION OF NET ASSETS
Paid in capital                                               $2,108,225,906
Overdistributed net investment income                            (29,326,160)
Accumulated net realized loss on investments and foreign
  currency transactions                                         (236,963,640)
Net unrealized appreciation (depreciation) on:
 Investments                                                    (213,541,081)
 Foreign currency translations                                     1,195,882
                                                              --------------
NET ASSETS                                                    $1,629,590,907
                                                              --------------
Net assets value and redemption price per share - Class A
  ($526,703,902/91,867,072)                                            $5.73(a)
                                                              --------------
Maximum offering price per share - Class A ($5.73/0.9525)              $6.02(b)
                                                              --------------
Net asset value and offering price per share - Class B
  ($635,247,121/110,838,608)                                           $5.73(a)
                                                              --------------
Net asset value and offering price per share - Class C
  ($44,598,872/7,779,378)                                              $5.73(a)
                                                              --------------
Net asset value and offering price per share - Class J
  ($419,713,681/73,263,881)                                            $5.73(a)
                                                              --------------
Net asset value, redemption and offering price per share -
 Class Z ($3,327,331/581,525)                                          $5.72
                                                              --------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001
(Unaudited)

INVESTMENT INCOME
Interest income (including income on
  securities loaned of $376,910)                                 $   80,575,419
Dividend income                                                       1,153,101
                                                                 --------------
    Total Investment Income                                          81,728,520

EXPENSES
Management fee                                 $  5,461,505
Service fee - Class A                               651,785
Service fee - Class B                               823,679
Service fee - Class C                                54,459
Service fee - Class J                               559,324
Distribution fee - Class B                        2,542,066
Distribution fee - Class C                          168,110
Distribution fee - Class J                          805,597
Transfer agent fee                                2,144,494
Bookkeeping fee                                     271,896
Trustees' fee                                        39,639
Custodian fee                                       110,048
Other expenses                                      127,244
                                               ------------
    Total Expenses                                                   13,759,846
                                                                 --------------
    Fees waived by Distributor -- Class C                               (33,378)
                                                                 --------------
    Net Expenses                                                     13,726,468
                                                                 --------------
    Net Investment Income                                            68,002,052
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
 Investments                                    (59,321,451)
 Foreign currency transactions                     (617,189)
                                               ------------
    Net realized loss                                               (59,938,640)
                                                                 --------------
Net change in unrealized appreciation/
 depreciation on:
 Investments                                    (14,724,239)
 Foreign currency translations                    9,078,191
                                               ------------
    Net change in unrealized
     appreciation/depreciation                                       (5,646,048)
                                                                 --------------
    Net Loss                                                        (65,584,688)
                                                                 --------------
Increase in Net Assets from Operations                           $    2,417,364
                                                                 --------------

--------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------
                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED                   YEAR ENDED
                                                                 JUNE 30,                 DECEMBER 31,
                                                                   2001                       2000
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income                                           $   68,002,052           $  172,761,382
Net realized loss on investments and foreign currency
 transactions                                                      (59,938,640)            (100,040,152)
Net change in unrealized
 appreciation/depreciation
 on investments and foreign
 currency translations                                              (5,646,048)             (96,515,471)
                                                                --------------           --------------
    Net Increase (Decrease) from Operations                          2,417,364              (23,794,241)
                                                                --------------           --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income - Class A                               (25,493,151)             (49,263,355)
Return of capital - Class A                                               --                 (4,683,000)
From net investment income - Class B                               (29,338,370)             (60,499,240)
Return of capital - Class B                                               --                 (5,751,000)
From net investment income - Class C                                (1,986,402)              (3,770,158)
Return of capital - Class C                                               --                   (359,000)
From net investment income - Class J                               (20,857,203)             (43,531,816)
Return of capital - Class J                                               --                 (4,138,000)
From net investment income - Class Z                                  (164,700)                (409,229)
Return of capital - Class Z                                               --                    (39,000)
                                                                --------------           --------------
Total Distributions Declared to Shareholders                       (77,839,826)            (172,443,798)
                                                                --------------           --------------
SHARE TRANSACTIONS:
Subscriptions - Class A                                             60,513,017               62,362,997
Distributions reinvested - Class A                                  13,309,103               28,946,528
Redemptions - Class A                                              (59,205,103)            (166,329,471)
                                                                --------------           --------------
  Net Increase (Decrease) - Class A                                 14,617,017              (75,019,946)
                                                                --------------           --------------
Subscriptions - Class B                                             64,144,226               90,524,225
Distributions reinvested - Class B                                  15,516,756               35,428,167
Redemptions - Class B                                             (108,352,063)            (268,344,672)
                                                                --------------           --------------
  Net Decrease - Class B                                           (28,691,081)            (142,392,280)
                                                                --------------           --------------
Subscriptions - Class C                                              9,456,792               12,004,717
Distributions reinvested - Class C                                   1,216,076                2,697,170
Redemptions - Class C                                               (7,529,571)             (23,615,135)
                                                                --------------           --------------
  Net Increase (Decrease) - Class C                                  3,143,297               (8,913,248)
                                                                --------------           --------------
Subscriptions - Class J                                             42,137,408              156,744,112
Distributions reinvested - Class J                                        --                        723
Redemptions - Class J                                           $ (111,521,095)          $ (162,340,303)
                                                                --------------           --------------
  Net Decrease - Class J                                           (69,383,687)              (5,595,468)
                                                                --------------           --------------
Subscriptions - Class Z                                              3,708,594                  549,225
Distributions reinvested - Class Z                                     164,700                  448,229
Redemptions - Class Z                                                 (377,910)              (5,431,034)
                                                                --------------           --------------
  Net Increase (Decrease) - Class Z                                  3,495,384               (4,433,580)
                                                                --------------           --------------
    Net Decrease from Share Transactions                           (76,819,070)            (236,354,522)
                                                                --------------           --------------
Total Decrease in Net Assets                                      (152,241,532)            (432,592,561)
                                                                --------------           --------------
NET ASSETS
Beginning of period                                              1,781,832,439            2,214,425,000
End of period (including (overdistributed)
  undistributed net investment income of
  $(29,326,160) and $5,800,263, respectively)                   $1,629,590,907           $1,781,832,439
                                                                --------------           --------------
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions - Class A                                             10,093,870                9,974,039
Issued for distributions reinvested - Class A                        2,234,607                4,615,017
Redemptions - Class A                                               (9,873,290)             (26,339,088)
                                                                --------------           --------------
  Net Increase (Decrease) - Class A                                  2,455,187              (11,750,032)
                                                                --------------           --------------
Subscriptions - Class B                                             10,684,597               14,369,071
Issued for distributions reinvested - Class B                        2,605,046                5,645,118
Redemptions - Class B                                              (18,094,312)             (42,473,862)
                                                                --------------           --------------
  Net Decrease - Class B                                            (4,804,669)             (22,459,673)
                                                                --------------           --------------
Subscriptions - Class C                                              1,565,488                1,902,275
Issued for distributions reinvested - Class C                          204,203                  429,648
Redemptions - Class C                                               (1,246,391)              (3,723,853)
                                                                --------------           --------------
  Net Increase (Decrease) - Class C                                    523,300               (1,391,930)
                                                                --------------           --------------
Subscriptions - Class J                                              6,966,153               24,908,150
Issued for distributions reinvested - Class J                              417                      111
Redemptions - Class J                                              (18,406,910)             (26,098,897)
                                                                --------------           --------------
  Net Decrease - Class J                                           (11,440,340)              (1,190,636)
                                                                --------------           --------------
Subscriptions - Class Z                                                616,629                   86,199
Issued for distributions reinvested - Class Z                           27,712                   71,664
Redemptions - Class Z                                                  (63,009)                (902,260)
                                                                --------------           --------------
  Net Increase (Decrease) - Class Z                                    581,332                 (744,397)
                                                                --------------           --------------
Total Decrease in Shares of Beneficial Interest                    (12,685,190)             (37,536,668)
                                                                --------------           --------------

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Strategic Income Fund, (the "Fund") a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income consistent with prudent risk and maximum total return. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Class A shares are sold with a front- end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which the shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class J shares are sold with a front end sale charge and are subject to an annual distribution fee and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The accompanying financial statements are prepared under accounting principles generally accepted in the United States.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities.

When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

SECURITIES LENDING

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At June 30, 2001, the Fund loaned securities having a market value of $469,629,443, collateralized by cash in the amount of $480,589,492 which was invested in short-term instruments.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A, Class B, Class C and Class J services fees and Class B, Class C, and Class J distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class J shares and distribution fee applicable to Class B, Class C and Class J shares only.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no U.S. federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change will not impact total net assets of the Fund, but will result in a $25,288,649 reduction in cost of securities and a corresponding $25,288,649 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change, for the six months ended June 30, 2001, was to decrease net investment income by $3,345,686, decrease net unrealized depreciation by $247,574 and decrease net realized losses by $3,098,112. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and records distributions daily and pays monthly. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under U.S. income tax regulations.

FOREIGN CURRENCY TRANSACTIONS

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Colonial Management Associates, Inc. (the "Advisor") is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

      AVERAGE NET ASSETS                ANNUAL FEE RATE
      ------------------                ---------------
      First $1 billion                       0.65%
      Next $1 billion                        0.60%
      Over $2 billion                        0.55%

BOOKKEEPING FEE

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

      AVERAGE NET ASSETS                ANNUAL FEE RATE
      ------------------                ---------------
      First $50 million                    No charge
      Next $950 million                      0.035%
      Next $1 billion                        0.025%
      Next $1 billion                        0.015%
      Next $3 billion                        0.010%

TRANSFER AGENT FEE

Liberty Funds Services, Inc., (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursements for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor Inc., (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended June 30, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $24,967 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $12,336, $947,928 and $7,355 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares and 0.35% annually of the average net assets attributable to Class J shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The plan also requires the payment of a service fee to the Distributor on Class A, Class B, Class C and Class J shares as follows:

          VALUE OF SHARES
         OUTSTANDING ON THE
         20TH OF EACH MONTH
         WHICH WERE ISSUED               ANNUAL FEE RATE
        --------------------          ---------------------
Prior to January 1, 1993                      0.15%
On or after January 1, 1993                   0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

For the six months ended June 30, 2001, purchases and sales of investments, other than short-term obligations, were $856,531,428 and $896,198,581, respectively, of which $276,150,940 and $312,714,972, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for financial statement purposes was:

   Gross unrealized appreciation                              $  25,484,916
   Gross unrealized depreciation                               (239,025,997)
                                                              -------------
       Net unrealized depreciation                            $(213,541,081)
                                                              -------------

CAPITAL LOSS CARRYFORWARDS:

At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          YEAR OF                   CAPITAL LOSS
         EXPIRATION                 CARRYFORWARD
         ----------                 ------------

            2001                    $  3,442,000
            2002                      42,652,000
            2003                      18,825,000
            2007                      21,542,000
            2008                      63,519,000
                                    ------------
                                    $149,980,000
                                    ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended June 30, 2001.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
                                    ---------------------------------------------------------------------------------------
                                        CLASS A             CLASS B            CLASS C             CLASS J          CLASS Z
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                $  6.00             $  6.00            $  6.00             $  6.00          $  5.99
                                        -------             -------            -------             -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)               0.25                0.23               0.23(c)             0.24             0.25
Net realized and unrealized loss (b)      (0.24)              (0.24)             (0.24)              (0.24)           (0.22)
                                        -------             -------            -------             -------          -------
    Total from Investment Operations       0.01               (0.01)             (0.01)               0.00             0.03
                                        -------             -------            -------             -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                (0.28)              (0.26)             (0.26)              (0.27)           (0.29)
                                        -------             -------            -------             -------          -------
NET ASSET VALUE, END OF PERIOD          $  5.73             $  5.73            $  5.73             $  5.73          $  5.73
                                        -------             -------            -------             -------          -------
Total return (d)(e)                       0.11%             (0.26)%            (0.19)%(f)          (0.07)%            0.23%
                                        -------             -------            -------             -------          -------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                              1.19%               1.94%              1.79%(c)            1.54%            0.95%
Net investment income (b)(g)              8.31%               7.56%              7.71%(c)            7.96%            8.55%
Portfolio turnover rate (e)                 23%                 23%                23%                 23%              23%
Net assets at end of period (000's)    $526,704            $635,247          $  44,599            $419,714         $  3,327

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change, for the six months ended June 30, 2001, was to decrease net investment income, for each class, by $0.01, decrease net realized and unrealized loss, for each class, by $0.01 and decrease the ratio of net investment income to average net assets for
    Class A, Class B, Class C, Class J and Class Z shares from 8.70% to 8.31%, 7.95% to 7.56%, 8.10% to 7.71%, 8.35% to
    7.96% and 8.94% to 8.55%, respectively.
(c) Net of fees waived by the Distributor for Class C shares which amounted to $0.02 per share and 0.15%, annualized.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or deferred sales charge.
(e) Not annualized.
(f) Had the Distributor not waived or a portion of expenses, total return would have been reduced.
(g) Annualized.


                                                                     YEAR ENDED DECEMBER 31, 2000
                                    ---------------------------------------------------------------------------------------
                                        CLASS A             CLASS B            CLASS C             CLASS J          CLASS Z
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                $  6.62             $  6.62            $  6.62             $  6.62          $  6.62
                                        -------             -------            -------             -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                  0.58                0.53               0.54(b)             0.55             0.59
Net realized and unrealized loss          (0.62)              (0.62)             (0.62)              (0.62)           (0.63)
                                        -------             -------            -------             -------          -------
    Total from Investment Operations      (0.04)              (0.09)             (0.08)              (0.07)           (0.04)
                                        -------             -------            -------             -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                (0.53)              (0.48)             (0.49)              (0.50)           (0.54)
Return of capital                         (0.05)              (0.05)             (0.05)              (0.05)           (0.05)
                                        -------             -------            -------             -------          -------
    Total Distributions Declared
      to Shareholders                     (0.58)              (0.53)             (0.54)              (0.55)           (0.59)
                                        -------             -------            -------             -------          -------
NET ASSET VALUE, END OF PERIOD          $  6.00             $  6.00            $  6.00             $  6.00          $  5.99
                                        -------             -------            -------             -------          -------
Total return (c)                        (0.68)%             (1.41)%            (1.26)%(d)          (1.02)%          (0.59)%
                                        -------             -------            -------             -------          -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                              1.17%               1.92%              1.77%(b)            1.52%            0.93%
Net investment income (e)                 9.12%               8.37%              8.52%(b)            8.77%            9.36%
Portfolio turnover rate                     35%                 35%                35%                 35%              35%
Net assets at end of period (000's)    $536,481            $693,733          $  43,538            $508,079             $  1

(a) The per share net investment income amounts do not reflect the period's reclassifications of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor for Class C shares which amounted to $0.02 per share and 0.15%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     YEAR ENDED DECEMBER 31, 1999
                                    ---------------------------------------------------------------------------------------
                                      CLASS A             CLASS B            CLASS C             CLASS J         CLASS Z(b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                $  7.11             $  7.11            $  7.11             $  7.10          $  7.10
                                        -------             -------            -------             -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                  0.57                0.51               0.52(c)             0.54             0.53
Net realized and unrealized loss          (0.48)              (0.48)             (0.48)              (0.47)           (0.47)
                                        -------             -------            -------             -------          -------
    Total from Investment Operations       0.09                0.03               0.04                0.07             0.06
                                        -------             -------            -------             -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income (d)            (0.58)              (0.52)             (0.53)              (0.55)           (0.54)
                                        -------             -------            -------             -------          -------
NET ASSET VALUE, END OF PERIOD          $  6.62             $  6.62            $  6.62             $  6.62          $  6.62
                                        -------             -------            -------             -------          -------
Total return (e)                          1.28%               0.52%              0.67%(f)            1.07%            1.50%(g)
                                        -------             -------            -------             -------          -------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                              1.19%               1.94%              1.79%(c)            1.54%            0.95%(i)
Net investment income (h)                 8.30%               7.55%              7.70%(c)            7.95%            8.54%(i)
Portfolio turnover rate                     44%                 44%                44%                 44%              44%
Net assets at end of period (000's)    $669,795            $914,145          $  57,246            $568,311         $  4,928

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor for Class C shares which amounted to $0.01 per share and 0.15%.
(d) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.



                                                                 YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------------------------------------------------------
                                               1998                                                      1997
                       -----------------------------------------------------        ----------------------------------------
                        CLASS A        CLASS B        CLASS C     CLASS J(a)         CLASS A        CLASS B       CLASS C(b)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD     $  7.32        $  7.32       $  7.32       $  7.00           $  7.31        $  7.31        $  7.24
                          -------        -------       -------       -------           -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income        0.56           0.50          0.51(c)       0.08              0.58           0.52           0.27
Net realized and
  unrealized gain (loss)    (0.19)         (0.19)        (0.19)         0.11(d)           0.02           0.03           0.09
                          -------        -------       -------       -------           -------        -------        -------
    Total from Investment
      Operations             0.37           0.31          0.32          0.19              0.60           0.55           0.36
                          -------        -------       -------       -------           -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment
  income (e)                (0.58)         (0.52)        (0.53)        (0.09)            (0.59)         (0.54)         (0.28)
                          -------        -------       -------       -------           -------        -------        -------
NET ASSET VALUE, END
  OF PERIOD               $  7.11        $  7.11       $  7.11       $  7.10           $  7.32        $  7.32        $  7.32
                          -------        -------       -------       -------           -------        -------        -------
Total return (f)            5.17%          4.38%         4.54%(g)      2.74%(h)          8.61%          7.81%          5.06%(h)
                          -------        -------       -------       -------           -------        -------        -------
RATIOS TO AVERAGE NET ASSETS
Expenses (i)                1.15%          1.90%         1.75%(c)      1.49%(j)          1.18%          1.93%          1.78%(j)
Net investment income (i)   7.88%          7.13%         7.28%(c)      7.76%(j)          7.78%          7.03%          7.13%(j)
Portfolio turnover rate       64%            64%           64%           64%              111%           111%           111%
Net assets at end of
  period (000's)         $787,461       $919,740       $36,918       $49,143          $808,228       $833,865        $ 6,212

(a) Class J shares were initially offered on November 2, 1998. Per share amounts reflect activity from that date.
(b) Class C shares were initially offered on July 1, 1997. Per share data reflects activity from that date.
(c) Net of fees waived by the Distributor for Class C shares which amounted to $0.01 per share and 0.15%.
(d) The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j) Annualized.

---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        YEAR ENDED DECEMBER 31, 1996
                                                                    --------------------------------------
                                                                      CLASS A                      CLASS B
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $   7.22                    $   7.22
                                                                      --------                    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.62                        0.57
Net realized and unrealized gain                                          0.08                        0.08
                                                                      --------                    --------
    Total from Investment Operations                                      0.70                        0.65
                                                                      --------                    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                               (0.61)(a)                   (0.56)(a)
                                                                      --------                    --------
NET ASSET VALUE, END OF PERIOD                                        $   7.31                    $   7.31
                                                                      --------                    --------
Total return (b)                                                        10.24%                       9.43%
                                                                      --------                    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                                             1.18%                       1.93%
Net investment income (c)                                                8.01%                       7.26%
Portfolio turnover rate                                                   110%                        110%
Net assets at end of period (000's)                                   $755,352                    $783,620

(a) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
-------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Strategic Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

SEMIANNUAL REPORT:
LIBERTY STRATEGIC INCOME FUND

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

                                                                  --------------
LIBERTY STRATEGIC INCOME FUND  Semiannual Report, June 30, 2001     PRSRT STD
                                                                   U.S. POSTAGE
                                                                      PAID
                                                                   Holliston, MA
                                                                   PERMIT NO. 20
                                                                  --------------

[logo] LIBERTY
       -------------
               FUNDS

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR


          Liberty Funds Distributor, Inc. (C)2001
          One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
          www.libertyfunds.com


                                               716-03/494G-0601 (08/01) 01/1494